Exhibit 99.2
CROSSFIRST BANKSHARES, INC. NASDAQ: CFB 2nd Quarter

2022 Earnings Presentation July 19, 2022

LEGAL DISCLAIMER CROSSFIRST BANKSAHRES, INC. FORWARD

-LOOKING STATEMENTS. The financial results in

this presentation reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. This presentation and oral statements made during this meeting contain forward-looking statements. These forward-

looking statements reflect our current views with respect to, among other things, future events and our financial performance

.

These forward-looking statements include, but are not limited to, statements regarding our business plans, the acquisition of F&S Bank, expansion targets and opportunities, and future financial performance

.

These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could,"

"predict," "potential," "believe," "expect," "continue," "will,"

"anticipate," "seek," "estimate," "intend," "plan," "strive," "projection,"

"goal," "target," "outlook," "aim," "would," "annualized" and "outlook,"

or the negative version of those words or other comparable

words or phrases of a future or forward-looking nature. These forward

-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of

which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward

-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are

or will be
important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements,

including, but not limited to, the following: risks relating to the

COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our

growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending;

our ability to attract, hire and retain key personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers;

the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees

or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation;

costs and effects of litigation, investigations or similar

matters; risk exposure from transactions with financial counterparties;

severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules,

regulations, interpretations

or policies relating to financial institutions, accounting, tax,

trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of
coverage of our business by securities analysts; and future equity issuances..

These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly

Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. These forward-looking statements

are made as of the date of this communication, and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward

-looking statements included herein, except as required by law. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-

looking statement, whether as a result of new information, future developments or otherwise, except as required by law. MARKET AND INDUSTRY

DATA. This presentation references certain

market, industry and demographic data, forecasts and other statistical information.

We have obtained this data, forecasts and information

from various independent, third party industry sources and publications

.

Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice.

Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these

sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of

any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates
involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

ABOUT NON-GAAP FINANCIAL MEASURES CROSSFIRST

BANKSAHRES, INC. Certain of the financial measures and ratios we present, including “tangible common equity”, “tangible assets”,

“tangible book

value”, and “tangible book value per share” metrics, are

supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP).

We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP

financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons.

We believe that these non-GAAP financial measures provide

meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures

in assessing our performance and when planning, forecasting,

analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a

substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used

by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we

present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when
analyzing our performance. CrossFirst does not provide a reconciliation of forward-looking non-GAAP financial measures to its comparable

GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and the variability, complexity and limited visibility of the adjusting items that would be excluded from the non

-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, CrossFirst does so primarily

on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non-cash reconciling items

(including items such as expected credit losses, acquisition-

and disposition-related expenses, and restructuring costs) that would be difficult to predict with reasonable accuracy.

For example, future expectations for credit losses depend on a variety of factors including general economic conditions that make estimation on a GAAP basis impractical. It is also difficult to anticipate the need for or magnitude of presently unforeseen one-time restructuring expenses. As a result, CrossFirst does not believe that a GAAP reconciliation to forward-looking non-GAAP financial measure

s

would provide meaningful supplemental information about CrossFirst’s forward-looking measures. 3

OUR ROAD TO SUCCESS CROSSFIRST BANKSAHRES, INC. ONE

TEAM Elevating our Strong Corporate Culture by Living our

CrossFirst Values Attracting and Retaining High Performing Talent

Well-being of our Employees ONE BANK Targeting

Businesses and Professionals Branch-Light – Technology

Focused Delivering Extraordinary Service and Customer Experience

SHARED VISION Performance & Profitability Seizing Growth Opportun

ities Strong Credit Quality Enhancing Products and Services Managing

Enterprise Risk Contributing to our Communities Total Assets

$5.7 billion Gross Loans $4.5 billion Total Deposits $4.7 billion

Book Value/Share $12.27 4

OUR GROWTH CROSSFIRST BANKSAHRES, INC. Total Assets

Compound Annual Growth Rates Since 2012 Total Assets 27.6%

$565 $847 $1,220 $1,574 $2,133 $2,961 $4,107 $4,931 $5,659 $5,621

$5,708 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Q2 2022 2012 Expanded into Wichita

and Oklahoma City markets 2013 Expanded into Tulsa market through acquisition of Tulsa National Bancshares, Inc. (~$160mm in

Total Assets) 2016 Expanded into Dallas market 2019 CrossFirst

Bankshares, Inc. Initial Public Offering at $14.50; Nasdaq listed:

CFB 2021 Expanded into Phoenix market Q2 2022* Entered

into definitive agreement to acquire “Central” Note: Dollars in chart are in millions. * Subject to regulatory approval; Farmers &

Stockmens Bank operates as Central Bank & Trust in Denver and Colorad

o

Springs and as Farmers & Stockmens Bank in New Mexico (“Central”).

5

VALUE DRIVEN BY OUR PEOPLE CROSSFIRST BANKSAHRES,

INC. Our CrossFirst Brand Committed to pursuing excellence

in banking and building trusted relationships with our employees, clients,

communities, and stakeholders Strong core values of Character,

Competence, Commitment, and Connection Our Commitment to Employees

Diverse representation of top-tier talent Our IDEA (Inclusion, Diversity,

Equality, and Accountability) Champions are a team

of employee volunteers who promote diversity, equality and

inclusion while supporting our core values and strengths-based culture.

Our Investments in the Communities We Serve We

proudly support over 100 organizations with donations and sponsorships in the communities we serve. We support our employees through our Generous Giving programs which support individuals in our communities.

Investments for Our Future Develop our strong talent to create future leaders Promoted and onboarded new executive team members

Hired 13 new revenue producers in 2022 Our Entrepreneurial

culture attracts seasoned bankers with diverse banking experience

6

STRATEGIC ACQUISITION OF CENTRAL CROSSFIRST

BANKSAHRES, INC. Market Expansion Advances our expansion

strategy with access

to Colorado & New Mexico Branch-light: Central has two branches in Colorado (Colorado Springs and Denver) and Farmers &

Stockmens (F&S)

has three in New Mexico (Clayton, Des Moines and Roy) U.S. News ranked Colorado the #2 economy in the United States in 2021 Experienced

Leaders & Enhanced Client Resources Management team with extensive market experience and industry expertise Strong cultural alignment with a client centric business model Access to additional products and services provides a robust client experience CrossFirst’s advanced technology platform provides an opportunity for enhanced capabilities for clients Accelerates Growth Strategy Larger balance

sheet and new market verticals leverages growth opportunities Adds significant core deposits and liquidity and diversifies balance sheet

SBA lending – F&S Bank was the 15th ranked SBA lender in

Colorado for SBA’s 2021 fiscal year Mortgage operation

creates potential for enhancing fee income Creates Shareholder

Value Expected 11.7% EPS accretion in 2023 estimate

with fully realized synergies Internal rate of return expected to be in excess of 25% Deploys a portion of CFB’s capital for growth

Source: SBA Lenders. 7

EXPANDING OUR FOOTPRINT CROSSFIRST BANKSAHRES,

INC. AREAS OF FOCUS Continue

to execute our organic growth strategy in new and existing

markets, with our primary focus being an organic growth company

Focus on new expansion in target markets where we current

ly have client business Evaluate expansion strategies in key target markets:

De Novo Expansion: Hire experienced talent to expand in key growth markets Strategic Acquisition: Provides operational scale and synergies

Adds new lines of business Adds fee income opportunities

CURRENT AND POTENTIAL TARGET MARKETS Austin,

Texas Houston, Texas San Antonio, Texas Nashville,

Tennessee Omaha, Nebraska Current CFB Location Planned

CFB Location* * Subject to regulatory approval. 8

SECOND QUARTER 2022 HIGHLIGHTS CROSSFIRST BANKSAHRES,

INC. Financial Performance Net Income $15.5M Diluted ES

$0.31 REO 10.2% ROA 1.12% Net Income Net interest income

increased 8% on strong loan growth and increased yield Non-interest expenses rose 6% during Q1 2022 driven by employee separation and merger-related costs Fully tax equivalent NIM increased

23bps to 3.52% during Q2 2022 and has expanded 38bps from Q2 2021

Balance Sheet Loan portfolio increased 4% from Q1 2022; the portfolio increased 7% from Q2 2021 Total deposits increased

3% from the prior quarter and 9% from Q2 2021; DDA as a percentage of total deposits increased 6% from Q2 2021 and grew 42% year over year Credit Quality Classified loans / total capital + combined

ACL ratio of 12.0% has declined from 24.0% at Q2 2021 NCOs

/ average loans of 0.10%, consistent with Q1 2022, and 13bps lower than Q2 2021 NPAs / assets decreased 10bps during

the quarter to 0.54% and have declined 55bps from Q2 2021 (1)

For all quarters presented, investment yield accrual calculation changed to 30/360 from actual/actual and excludes unrealized gains and losses in the investment portfolio and earning assets. (2) Includes the accrual for off-balance sheet credit risk from unfunded commitments

(“RUC”) that resulted from CECL adoption on January 1, 2022.

9

NET INTEREST MARGIN CROSSFIRST BANKSAHRES, INC. Yield

on Loans & Cost of Deposits 3.99% 0.41% 4.00% 0.38% 4.17%

0.33% 4.00% 0.31% 4.28% 0.42% Q2 Q3 Q4 Q1 Q2 2021 2021

2021 2022 2022 Yield on Loans Cost of Total Deposits

Net Interest Margin - Fully Tax Equivalent (FTE)*

3.14% 3.23% 3.30% 3.29% 3.52% Q2 Q3 Q4 Q1 Q2 2021 2021 2021

2022 2022 Fully tax-equivalent net interest margin increased

23bps from Q1 2022, primarily due to higher loan yields, loan growth, and accrual improvements, despite a continued decline in PPP fees

Cost of funds increased 11bps from Q1 2022 due to market

rate increases Loan to deposit ratio increased to 95% from 94% in Q1

2022 Current funding structure allows for significant additional capacity for borrowing or wholesale funding if necessary * For all quarters presented, investment yield accrual calculation changed to 30/360 from actual/actual and excludes unrealized gains and losses in the investment portfolio and earning assets 10

NET INTEREST INCOME SENSITIVITY CROSSFIRST BANKSAHRES,

INC. Net Interest Income Impact From Rate Changes (2.73%) (1.09%)

1.99% 0.96% 4.14% 1.99% 6.38% 3.09% 8.58% 4.19% -100

bps +100 bps +200 bps +300 bps +400 bps Rate Shock* Rate Ramp*

Anticipated asset sensitivity with rate increases driving potential expansion of net interest income Loans: Rate Reset and Cash

Flow Profile 9% 10% 17% 3% 1-3… 4-12… 1-2… 2-5… >5 Years

Roughly 70% of Company’s earning assets reprice or mature over the next 12 months, with 51% in month 1 Note: Data as of June

30, 2022 * Rate Shock analysis: measures instantaneous parallel shifts in market rates Rate Ramp analysis: rate changes occur gradually over 12 months time Balance sheet size and mix held constant from month end position and includes average YTD

loan fees (excluding PPP fees) 11

ASSET QUALITY PERFORMANCE CROSSFIRST

BANKSAHRES, INC. Classified Loans / (Total Capital +ACL

+ RUC*) $170.7 $124.1 $78.7 $73.3 $80.5 24.0% 17.3% 10.8%

10.7% 12.0% Q2 Q3 Q4 Q1 Q2 2021 2021 2021 2022 2022 Classified

Loans Classified / Total Capital + LLR + RUC* Classified

loans increased due to some C&I credits negatively affected

by supply chain issues 15% of classifieds in Q2 2022 relate to Energy,

down from 22% in Q1 2022 Non-performing Assets / Assets 1.09%

0.92% 0.58% 0.64% 0.54% Q2 Q3 Q4 Q1 Q2 2021 2021 2021

2022 2022 NPAs decreased due to continued improvements

in pandemic related industries and energy 19% of the non-performing asset balance in Q2 2022 relates to energy credits Note: Dollar amounts are in millions. * Includes the accrual for off-balance sheet credit risk from unfunded commitments (“RUC”) that resulted from CECL adoption on January 1, 2022. 12

ASSET QUALITY PERFORMANCE CROSSFIRST BANKSAHRES,

INC. Net Charge-Offs / Average Loans(1) 0.23% 0.13%

0.07% 0.10% 0.10% Q2 Q3 Q4 Q1 Q2 2021 2021 2021 2022 2022

Q2 2022 included $1.1 million of net charge-offs which consisted of loans in both energy and commercial and industrial credits Combined

Allowance for Credit Losses / Total Loans 1.78% 1.51% 1.37%

1.38% 1.35% $75.5 $64.2 $58.4 $55.2 $55.8 Q2 Q3 Q4 Q1 Q2

2021 2021 2021 2022 2022 ACL RUC % Total Loans ACL/

Total Loans decreased slightly to 1.35% at end of Q2 2022 primarily due to credit improvements in C&I and energy loans Combined

allowance for credit losses to non-accruing loans at the end of Q2

2022 was 221% Note: Dollar amounts are in millions Ratio is annualized for interim periods. 13

2022 GUIDANCE CROSSFIRST BANKSAHRES, INC. Business

Driver Annual Outlook Loans Expect 8-10% core loan growth Deposits

Expect continued deposit growth to fund lending growth with

a continued focus on improving the DDA mix Net Interest Margin

(NIM) Expect NIM to stay in the upper end of the range

that we have experienced in 2022, assuming a Fed Funds Rate of 3.75%

at year-end Combined ACL / Loans Anticipated to remain in the 1.30%

to 1.45% range, based on current economic conditions Effective

Tax Rate Expect to remain in the 20-23% range 14

SUPPLEMENTAL INFORMATION CROSSFIRST BANKSAHRES,

INC. 15

STOCK REPURCHASE ACTIVITY CROSSFIRST BANKSAHRES,

INC. 50,959 51,003 50,450 49,728 49,538 576 0 566 1,058 238 Q2

Q3 Q4 Q1 Q2 2021 2021 2021 2022 2022 # of Shares Repurchased

# Shares Outstanding Repurchased only 0.5% of outstanding shares in Q2 2022 due to blackout period surrounding the acquisition announcement Drives improvement in ROE and EPS Little

tangible book value dilution and a short earnback period Note: shares

in thousands. 16

CAPITAL RATIOS CROSSFIRST BANKSAHRES, INC.

12.4% 12.4% 13.7% 12.6% 12.6% 13.9% 12.5% 12.5% 13.6%

11.9% 11.9% 12.9% 11.5% 11.5% 12.6% Q2 Q3 Q4 Q1 Q2

2021 2021 2021 2022 2022 Common Equity Tier 1 Tier 1

Risk Based Total Risk-Based Capital Maintaining strong capital levels to support future growth Remain well capitalized as we return capital to shareholders through share repurchases Execution of our profitable growth strategy supports capital ratios Capital ratios have decreased due to share repurchase activity and loan growth 17

DIVERSE LOAN PORTFOLIO CROSSFIRST BANKSAHRES, INC.

Loan Mix by Type ($4.5bn) C&I 35% Owner Occupied

Real Estate 8% Energy 5% CRE 42% Residential Real Estate 9%

Other 1% Note: Gross loans, (net of unearned income) data as of

June 30, 2022. 18

DIVERSE LOAN PORTFOLIO CROSSFIRST BANKSAHRES, INC.

CRE Loan Portfolio by Segment ($1.9bn) Multi-Family 15%

Retail 14% Office 16% Industrial 13% 1-4 Family Res Construction

7% Hotel 9% Other 26% C&I Loan Breakdown by Type

($1.6bn) Engineering & Contracting 11% Restaurants 5%

Financial Management 5% Merchant Wholesalers 4% 18 Other

Industries 44% Manufacturing 11% Business Loans to Individuals

6% Health Care 5% Note: Data as of June 30, 2022. 19

BALANCE SHEET GROWTH CROSSFIRST BANKSAHRES, INC.

Year-over-year gross loan growth of 7% Annualized Q2

loan growth of over 16% $16 million in PPP loans were forgiven in Q2 2022 $182 million in PPP loans have been forgiven since

Q2 2021 Balance Sheet Q2 2022 Q°Q 2018-

Q2 2022 CAGR Gross Loans A 4% A 12% Total Deposits

A 3% A 12% Total Assets A 3% A 10% $3,061 $3,208 $3,852

$3,924 $4,442 $4,695 $4,256 $4,684 $4,350 $4,622 $4,528 $4,744

2018 2019 2020 2021 Q1 Q2 2022 2022 Gross Loans Net of Unearned

Income Total Deposits Note: Dollars are in millions. * Represents a non-GAAP financial measure. See Non-GAAP Reconciliation

slides at the end of this presentation for additional detail. 20

COMBINED ALLOWANCE FOR CREDIT LOSSES CROSSFIRST

BANKSAHRES, INC. ACL and Reserve for Unfunded Commitments

$60.1 ($1.1) ($2.2) $4.3 $61.1 Q1 QTD Inidvidual Growth and Q2

2022 Net Charge-Offs Analysis Qualitative 2022 End Factors

End ACL +* Reserve Note: As of end of period; dollars in

millions. * Includes the accrual for off-balance sheet

credit risk from unfunded commitments (“RUC”) that resulted from CECL adoption on January 1, 2022. 21

EXPENSE MANAGEMENT CROSSFIRST BANKSAHRES, INC.

$25.8 $24.0 $26.7 $27.7 $29.2 $5.9 $4.5

$5.9 $5.2 $5.8 $1.8 $1.7 $1.9 $2.1 $2.4 $2.4 $2.4 $2.4 $2.5 $2.6

$15.7 $15.4 $16.5 $17.9 $17.1 Q2 Q3 Q4 Q1 Q2 2021 2021 2021

2022 2022 Salaries & Benefits Non-core Expense* Other Occupancy

Data Processing, Software & Comm. Investments in talent and technology continue to account for the increase in expenses Non-core

expense includes $1.1 million of employee separation costs and $0.2 million of acquisition-related costs Salaries and benefits were down due to the first quarter incentives and related taxes which normalized this quarter Note: Dollars are in millions and amounts shown are as of the end of the period unless otherwise specified. * Represents a non-GAAP financial measure. See Non-GAAP Reconciliation

slides at the end of this presentation for additional detail. 22

IMPROVING CORE FUNDING BASE CROSSFIRST BANKSAHRES,

INC. Average Total Deposits and % Non-Interest-Bearing

$4,721 $4,449 $4,535 $4,633 $4,551 $3,919 $3,539 $3,477 $3,476

$3,401 $802 $910 $1,058 $1,157 $1,150 Q2 Q3 Q4 Q1 Q2 2021

2021 2021 2022 2022 Non-Interest-Bearing Other Deposits

Cost of Deposits 0.41% 0.38% 0.33% 0.31% 0.42% Average

demand deposits have increased 43% since Q2 2021 Cost of funds increased

11bps this quarter, due to market rate increases Non-interest-bearing deposits

improved slightly to 25% of total deposits this quarter. Note: Dollars are in millions and amounts shown are as of the end of the period. 23

LOAN PORTFOLIO CROSSFIRST BANKSAHRES, INC. Average

Gross Loans by Type $4,409 $4,231 $4,221 $4,333 $4,438 $455 $464

$463 $467 $468 $2,096 $2,076 $2,056 $2,116 $2,177 $341 $311

$290 $274 $241 $1,517 $1,380 $1,412 $1,476 $1,552

Q2 Q3 Q4 Q1 Q2 2021 2021 2021 2022 2022 C&I Energy

CRE Consumer Loan Yield 3.99% 4.00% 4.17% 4.00% 4.28%

The average loan portfolio at Q2 2022 grew 2% from previous

quarter Loan growth primarily driven by commercial real estate and C&I portfolios Net balance of participations and syndications was

$183 million as of Q2 2022 Note: Dollars are in millions and amounts shown are as of the end of the period. 24

PPP LOAN SUMMARY CROSSFIRST BANKSAHRES, INC. Fee

Recognition $5.9 $2.1 $4.7 $1.7 $3.7 $4.2 $3.0 $1.3 $1.7 $0.9

$0.1 $0.0 $0.4 $2.2 $0.5 Q1 Q2 Q2 Q3 Q3 Q4 Q4 Q1 Q1 Q2 Q2

2021 2021 2021 2021 2021 2021 2021 2022 2022 2022 2022

Round 1 Unrecognized Fees Fee Recognized Round 2 Unrecognized

Fees PPP Timeline $336 ($161) $197 ($88) $109 $111 $129

$96 ($44) $65 ($34) $31 ($16) $15 $225 $68 $13 Q1 Q2 Q3 Q4 Q1

Q2 2021 2021 2021 2021 2022 2022 End End End End End End

2020 PPP Loans Laon forgiveness 2021 PPP Loans Note: As

of end of period; dollars in millions. 25

SECURITIES PORTFOLIO CROSSFIRST BANKSAHRES, INC.

Investment Portfolio Breakouts as of June 30, 2022 Municipal - Taxable,

1.0% Municipal - Tax-Exempt, 73.2% CMO (Fixed), 1.9%

Other, 0.8% MBS (Fixed), 23.1% Total: ~$696 million

Securities Yield - Fully Tax Equivalent 3.07% 3.04%

3.02% 3.00% 3.07% 2.58% 2.58% 2.54% 2.61% 2.57% Q2 Q3 Q4

Q1 Q2 2021 2021 2021 2022 2022 Securities Yield- Cost

of Fund Spread Securities Yield At the end of Q2 2022, the portfolio’s duration was approximately 5.3 years The fully taxable equivalent yield for Q2 2022 rose 7bps to 3.07% The securities portfolio has unrealized losses of approximately $69 million as of June 30, 2022 During Q2

2022, $23 million of securities were purchased at an average tax-equivalent yield of 4.32% and there

were $8 million in MBS paydowns Based on approximate fair value.

A tax rate of 21% is used to calculate the fully tax equivalent yield

26

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANK

Unaudited

(Dollars in thousands, except per share data)

CrossFirst Bankshares, Inc. Quarterly Financials

	For the Three Months Ended				
	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21
Income Statement Data:					
Interest income	$ 52,840	$ 47,760	$ 49,202	$ 47,311	$ 48,484
Interest expense	6,131	4,645	5,757	5,510	6,156
Net interest income	46,709	43,115	43,445	41,801	42,328
Provision for credit losses	2,135	(625)	(5,000)	(10,000)	3,500
Non-interest income	4,201	4,942	4,796	(1,105)	5,825
Non-interest expense	29,203	27,666	26,715	24,036	25,813
Net income before taxes	19,572	21,016	26,526	26,660	18,840
Income tax expense	4,027	4,188	5,725	5,660	3,263
Net income	15,545	16,828	20,801	21,000	15,577
Non-GAAP core operating income[1]	$ 16,574	$ 16,828	$ 20,801	$ 25,898	$ 14,245
Balance Sheet Data:					
Cash and cash equivalents	$ 277,678	$ 276,927	$ 482,727	$ 316,722	$ 220,814
Securities	695,647	722,778	745,969	708,106	712,217
Gross loans (net of unearned income)	4,528,234	4,349,568	4,256,213	4,233,117	4,237,944
Allowance for credit losses[2]	55,817	55,231	58,375	64,152	75,493
Goodwill and intangibles	91	110	130	149	169
Total assets	5,708,311	5,518,121	5,621,457	5,401,151	5,311,434
Non-interest-bearing deposits	1,163,462	1,110,284	1,163,224	960,999	818,887
Total deposits	4,744,420	4,621,680	4,683,597	4,436,597	4,356,627
Borrowings and repurchase agreements	296,606	226,600	236,600	276,600	283,100
Trust preferred securities, net of fair value adjustments	1,035	1,022	1,009	997	986
Stockholders' Equity	608,016	623,199	667,573	652,407	637,190
Tangible common stockholders' equity[1]	$ 607,924	$ 623,089	$ 667,443	$ 652,257	$ 637,021
Share and Per Share Data:					
Basic earnings per common share	$ 0.31	$ 0.33	$ 0.41	$ 0.41	$ 0.30
Diluted earnings per common share	0.31	0.33	0.40	0.41	0.30
Book value per share	12.27	12.53	13.23	12.79	12.50
Tangible book value per share[1]	$ 12.27	$ 12.53	$ 13.23	$ 12.79	$ 12.50
Basic weighted average common shares outstanding	49,758,263	50,251,297	50,893,493	50,990,113	51,466,885
Diluted weighted average common shares outstanding	50,203,725	50,910,490	51,660,723	51,605,721	52,209,541
Shares outstanding at end of period	49,535,949	49,728,253	50,450,045	51,002,698	50,958,680

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.
(2) Implemented CECL on January 1, 2022, all prior quarters presented represent the allowance for loan losses.

27

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANK

CrossFirst Bankshares, Inc. Quarterly Financials

Unaudited	For the Three Months Ended				
	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21
Selected Ratios:					
Return on average assets[1]	1.12 %	1.23 %	1.50 %	1.54 %	1.10 %
Non-GAAP core operating return on average assets[1][2]	1.20	1.23	1.50	1.90	1.01
Return on average common equity	10.15	10.44	12.57	12.92	9.86
Yield on earning assets	3.92	3.59	3.65	3.56	3.51
Yield on earning assets - tax equivalent[3]	3.98	3.64	3.72	3.64	3.59
Yield on securities	2.66	2.59	2.49	2.46	2.52
Yield on securities - tax equivalent[3]	3.07	3.00	3.02	3.04	3.07
Yield on loans	4.28	4.00	4.17	4.00	3.99
Cost of funds	0.50	0.39	0.48	0.46	0.49
Cost of interest-bearing liabilities	0.66	0.51	0.61	0.57	0.59
Cost of interest-bearing deposits	0.56	0.41	0.43	0.47	0.50
Cost of deposits	0.42	0.31	0.33	0.38	0.41
Cost of other borrowings	1.66	1.95	3.03	1.82	1.79
Net interest margin - tax equivalent[3]	3.52	3.29	3.30	3.23	3.14
Non-interest expense to average assets	2.11	2.02	1.93	1.76	1.82
Efficiency ratio[4]	57.36	57.57	55.38	59.06	53.61
Non-GAAP core operating efficiency ratio (FTE)[2][4]	55.08	56.66	54.52	50.45	53.34
Non-interest-bearing deposits to total deposits	24.52	24.02	24.84	21.66	18.80
Loans to deposits	95.44 %	94.11 %	90.87 %	95.41 %	97.28 %
Credit Quality Ratios:					
Allowance for credit losses to total loans	1.23 %	1.27 %	1.37 %	1.51 %	1.78 %
Allowance for credit losses + RUC to total loans[5]	1.35	1.38	-	-	-
Non-performing assets to total assets	0.54	0.64	0.58	0.92	1.09
Non-performing loans to total loans	0.66	0.79	0.74	1.15	1.33
Allowance for credit losses to non-performing loans	186.92	159.60	185.19	131.76	133.79
Net charge-offs (recoveries) to average loans[1]	0.10 %	0.10 %	0.07 %	0.13 %	0.23 %
Capital Ratios:					
Total stockholders' equity to total assets	10.65 %	11.29 %	11.88 %	12.08 %	12.00 %
Common equity tier 1 capital ratio	11.51	11.88	12.46	12.61	12.40
Tier 1 risk-based capital ratio	11.53	11.90	12.48	12.63	12.42
Total risk-based capital ratio	12.60	12.92	13.61	13.88	13.67
Tier 1 leverage ratio	11.77 %	11.61 %	11.84 %	11.77 %	10.81 %

(1) Interim periods are annualized.
(2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.
(3) Tax-exempt income is calculated on a tax-equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used.
(4) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income; non-GAAP core operating efficiency ratio (FTE) is adjusted for non-core items.
(5) Includes the accrual for off-balance sheet credit risk from unfunded commitments ("RUC") that resulted from CECL adoption on January 1, 2022.

28

NON-GAAP RECONCILIATIONS

CROSSFIRST BANK

Unaudited

(Dollars in thousands)	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21
	For the Three Months Ended				
Non-GAAP Core Operating Income:					
Net income	$ 15,545	$ 16,828	$ 20,801	$ 21,000	$ 15,577
Add: Acquisition costs	239	-	-	-	-
Less: Tax effect[1]	50	-	-	-	-
Acquisition costs, net of tax	189	-	-	-	-
Add: Employee separation	1,063	-	-	-	-
Less: Tax effect[1]	223	-	-	-	-
Employee separation, net of tax	840	-	-	-	-
Add: Unrealized loss on equity security	-	-	-	6,200	-
Less: Tax effect[1]	-	-	-	1,302	-
Unrealized loss on equity security, net of tax	-	-	-	4,898	-
Add: Accelerated employee benefits	-	-	-	-	719
Less: Tax effect[2]	-	-	-	-	210
Accelerated employee benefits, net of tax	-	-	-	-	509
Less: BOLI settlement benefits[3]	-	-	-	-	1,841
Non-GAAP core operating income	$ 16,574	$ 16,828	$ 20,801	$ 25,898	$ 14,245
Non-GAAP Core Operating Return on Average Assets:					
Net income	$ 15,545	$ 16,828	$ 20,801	$ 21,000	$ 15,577
Non-GAAP core operating income	16,574	16,828	20,801	25,898	14,245
Average assets	$ 5,545,657	$ 5,563,739	$ 5,490,482	$ 5,408,984	$ 5,673,638
GAAP return on average assets	1.12 %	1.23 %	1.50 %	1.54 %	1.10 %
Non-GAAP core operating return on average assets	1.20 %	1.23 %	1.50 %	1.90 %	1.01 %
Non-GAAP Core Operating Return on Average Equity:					
Net income available to common stockholders	$ 15,545	$ 16,828	$ 20,801	$ 21,000	$ 15,577
Non-GAAP core operating income available to common stockholders	16,574	16,828	20,801	25,898	14,245
Average common equity	614,541	653,747	656,415	644,715	633,417
Less: average goodwill and intangibles	101	121	140	160	179
Average Tangible Equity	$ 614,440	$ 653,626	$ 656,275	$ 644,555	$ 633,238
GAAP return on average common equity	10.15 %	10.44 %	12.57 %	12.92 %	9.86 %
Non-GAAP core return on average tangible common equity	10.82 %	10.44 %	12.57 %	15.94 %	9.02 %
Non-GAAP Core Operating Efficiency Ratio:					
Non-interest expense	$ 29,203	$ 27,666	$ 26,715	$ 24,036	$ 25,813
Less: Accelerated employee benefits	-	-	-	-	719
Non-GAAP non-interest expense (numerator)	$ 29,203	$ 27,666	$ 26,715	$ 24,036	$ 25,094
Net interest income	46,709	43,115	43,445	41,801	42,328
Tax equivalent interest income[4]	808	775	762	748	734
Non-interest income	4,201	4,942	4,796	(1,105)	5,825
Add: Acquisition costs	239	-	-	-	-
Add: Employee separation	1,063	-	-	-	-
Add: Unrealized loss on equity security	-	-	-	6,200	-
Less: BOLI settlement benefits	-	-	-	-	1,841
Non-GAAP operating revenue (denominator)	$ 53,020	$ 48,832	$ 49,003	$ 47,644	$ 47,046
GAAP Efficiency Ratio	57.36 %	57.57 %	55.38 %	59.06 %	53.61 %
Non-GAAP core operating efficiency ratio (FTE)	55.08 %	56.66 %	54.52 %	50.45 %	53.34 %

(1) Represents the tax impact of the adjustments at a tax rate of 21.0%.
(2) Represents the tax impact of the adjustments above at a tax rate of 21.0%, plus a permanent tax benefit associated with stock-based grants.
(3) No tax effect.
(4) Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental tax rate used is 21.0%.

29

NON-GAAP RECONCILIATIONS

CROSSFIRST BANK

Unaudited

	As of or for the Year Ended December 31,				Six Months Ended June 30,	
	2021	2020	2019	2018	2022	2021
Non-GAAP core operating income:						
Net income	$ 69,413	$ 12,601	$ 28,473	$ 19,590	$ 32,373	$ 27,612
Add: Acquisition costs	-	-	-	-	239	-
Less: Tax effect[1]	-	-	-	-	50	-
Acquisition costs, net of tax	-	-	-	-	189	-
Add: Employee separation	-	-	-	-	1,063	-
Less: Tax effect[1]	-	-	-	-	223	-
Employee separation, net of tax	-	-	-	-	840	-
Add: Unrealized loss on equity security	6,200	-	-	-	-	-
Less: Tax effect[1]	1,302	-	-	-	-	-
Unrealized loss on equity security, net of tax	4,898	-	-	-	-	-
Add: restructuring charges	-	-	-	4,733	-	-
Less: Tax effect[1]	-	-	-	1,381	-	-
Restructuring charges, net of tax	-	-	-	3,352	-	-
Add: fixed asset impairments	-	-	424	171	-	-
Less: Tax effect[2]	-	-	109	44	-	-
Fixed asset impairments, net of tax	-	-	315	127	-	-
Add: Goodwill impairment[3]	-	7,397	-	-	-	-
Add: State tax credit[3]	-	-	(1,361)	(3,129)	-	-
Add: Accelerated employee benefits	719	-	-	-	-	719
Less: Tax effect[2]	210	-	-	-	-	210
Accelerated employee benefits, net of tax	509	-	-	-	-	509
Less: BOLI settlement benefits[3]	1,841	-	-	-	-	1,841
Non-GAAP core operating income	$ 72,979	$ 19,998	$ 27,427	$ 19,940	$ 33,402	$ 26,280
Non-GAAP Core Operating Return on Average Assets:						
Net income	$ 69,413	$ 12,601	$ 28,473	$ 19,590	$ 32,373	$ 27,612
Non-GAAP core operating income	72,979	19,998	27,427	19,940	33,402	26,280
Average assets	$ 5,591,471	$ 5,358,479	$ 4,499,764	$ 3,494,655	$ 5,554,648	$ 5,735,558
GAAP Return on average assets	1.24 %	0.24 %	0.63 %	0.56 %	1.18 %	0.97 %
Non-GAAP core operating return on average assets	1.31 %	0.37 %	0.61 %	0.57 %	1.21 %	0.92 %

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73% from 2018 through 2020 and at 21% for 2021 and 2022, plus a permanent tax benefit associated with stock-based grants.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73% for fiscal years 2018 and after.
(3) No tax effect associated with the 2017 Tax Act adjustment or state tax credit or the goodwill impairment.

30

NON-GAAP RECONCILIATIONS

CROSSFIRST BANK

Unaudited	As of or for the Year Ended December 31,				Six Months Ended June 30,	
	2021	2020	2019	2018	2022	2021
Non-GAAP Core Operating Return on Average Equity:						
Net income	$ 69,413	$ 12,601	$ 28,473	$ 19,590	$ 32,373	$ 27,612
Non-GAAP core operating income	72,979	19,998	27,427	19,940	33,402	26,280
Less: Preferred stock dividends	-	-	175	2,100	-	-
Net income available to common stockholders	69,413	12,601	28,298	17,490	32,373	27,612
Non-GAAP core operating income available to common stockholders	72,979	19,998	27,252	17,840	33,402	26,280
Average common equity	640,202	614,726	526,225	327,446	634,036	629,667
Intangible Assets	170	3,898	7,746	7,847	111	189
Average Tangible Equity	$ 640,032	$ 610,828	$ 518,479	$ 319,599	$ 633,925	$ 629,478
GAAP return on average common equity	10.84 %	2.05 %	5.38 %	5.34 %	10.30 %	8.84 %
Non-GAAP core return on average tangible common equity	11.40 %	3.27 %	5.26 %	5.58 %	10.63 %	8.42 %
Non-GAAP Core Operating Efficiency Ratio:						
Non-interest expense	$ 99,382	$ 99,968	$ 87,640	$ 85,755	$ 56,869	$ 48,631
Less: Accelerated employee benefits	719	-	-	-	-	719
Less: goodwill impairment	-	7,397	-	-	-	-
Less: restructuring charges	-	-	-	4,733	-	-
Non-GAAP non-interest expense (numerator)	$ 98,663	$ 92,571	$ 87,640	$ 81,022	$ 56,869	$ 47,912
Net interest income	168,691	160,249	141,444	110,368	89,824	83,445
Tax equivalent interest income	2,948	2,732	2,522	3,099	1,583	1,438
Non-interest income	13,660	11,733	8,707	6,083	9,143	9,969
Add: Acquisition costs	-	-	-	-	239	-
Add: Employee separation	-	-	-	-	1,063	-
Add: Unrealized loss on equity security	6,200	-	-	-	-	-
Add: fixed asset impairments	-	-	424	171	-	-
Less: BOLI settlement benefits[1]	1,841	-	-	-	-	1,841
Non-GAAP Operating revenue (denominator)	$ 189,658	$ 174,714	$ 153,097	$ 119,721	$ 101,852	$ 93,011
GAAP Efficiency Ratio	54.50 %	58.13 %	58.37 %	73.64 %	57.46 %	52.06 %
Non-GAAP Core Operating Efficiency Ratio (FTE)	52.02 %	52.98 %	57.25 %	67.68 %	55.83 %	51.51 %

(1) Represents the tax impact of the adjustments above at a tax rate of 21% for 2021

31

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSAHRES,

INC. Unaudited For the Three Months Ended (Dollars in thousands,

except per share data) 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21

Tangible common stockholders' equity: Stockholders' equity

$ 608,016 $ 623,199 $ 667,573 $ 652,407 $ 637,190 Less: goodwill and other intangible assets 91 110 130 149 169 Tangible

Stockholders' Equity $ 607,925 $ 623,089 $ 667,443 $ 652,258

$ 637,021 Shares outstanding at end of period 49,535,949 49,728,253

50,450,045 51,002,698 50,958,680 Book value per share $ 12.27

$ 12.53 $ 13.23 $ 12.79 $ 12.50 Tangible book value per

share $ 12.27 $ 12.53 $ 13.23 $ 12.79 $ 12.50 For the Three

Months Ended 6/30/22 3/31/22 12/31/21 9/30/21 6/30/21 Gross loans, net of unearned income $ 4,528,234 $ 4,349,558 $ 4,256,213 $ 4,233,117

$ 4,237,944 Less: PPP loans, net of unearned income 14,536 31,200

64,805 109,465 197,084 Non-PPP gross loans, net of unearned

income $ 4,513,698 $ 4,318,358 $ 4,191,408 $ 4,123,652 $ 4,040,860

Year-over-year loan growth 6.85 % Non-GAAP year

-over-year loan growth excluding PPP loans 12.00 Linked quarter loan growth 4.11 Non-GAAP linked quarter loan growth excluding

PPP loans 4.52 % Allowance for loan losses $ 55,817 $ 55,231 $ 58,375

$ 64,152 $ 75,493 Allowance for loan losses to gross loans,

net of unearned income 1.23% 1.27% 1.37% 1.51% 1.78%

Allowance for loan losses to non-PPP gross loans, net of unearned income 1.24% 1.28% 1.39% 1.56% 1.87% 32